                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 18, 1997

                             CAPSTAR HOTEL COMPANY

             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-12017                 52-1979383
 (State or other jurisdiction          (Commission File          (IRS Employer
      of incorporation)                    Number)               Identification
                                                                    Number)

                          1010 WISCONSIN AVENUE, N.W.
                                   SUITE 650
                             WASHINGTON, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 965-4455
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                               FORM 8-K

ITEM 5.    Other Events

               In connection with the probable acquisition by CapStar Hotel Company of the Governor Morris Hotel & Conference Center in Morristown, New Jersey, and in accordance with Rule 3-05 of Regulation S-X under the Securities Act of 1933, as amended, attached hereto as Exhibit 99.1 and 99.2 are the financial statements of Governor Morris Hotel Partners, L.P. as of and for the periods ended June 30, 1997, and December 31, 1996 and 1995.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Exhibit
           Number

           99.1 Balance Sheet as of June 30, 1997 (unaudited), Statements of Operations, Changes in Partners' Deficit and Cash Flows for the six months ended June 30, 1997 (unaudited) for Governor Morris Hotel Partners, L.P. with accompanying notes and Accountants' Compilation Report.

           99.2 Balance Sheets as of December 31, 1996 and 1995, Statements of Operations, Changes in Partners' Deficit and Cash Flows for the years ended December 31, 1996 and 1995 for Governor Morris Hotel Partners, L.P. with accompanying notes and Independent Auditors' Report.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 18, 1997



                                       CAPSTAR HOTEL COMPANY

                                       By: /s/ John Emery
                                           ------------------------------------
                                           John Emery
                                           Chief Financial Officer
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                               EXHIBIT INDEX

Exhibit Number

99.1 Balance Sheet as of June 30, 1997 (unaudited), Statements of Operations, Changes in Partners' Deficit and Cash Flows for the six months ended June 30, 1997 (unaudited) for Governor Morris Hotel Partners, L.P. with accompanying notes and Accountants' Compilation Report.

99.2 Balance Sheets as of December 31, 1996 and 1995, Statements of Operations, Changes in Partners' Deficit and Cash Flows for the years ended December 31, 1996 and 1995 for Governor Morris Hotel Partners, L.P. with accompanying notes and Independent Auditors' Report.